Exhibit 10.1

Short-Term Extension Acknowledgement Letter

January 29, 2016

Super Micro Computer Inc. (Taiwan)

Re: Extension of Revolving Line of Credit – Loan

Dear Howard,

This letter will confirm that the expiration date of the credit facilities (the
“Credit Agreements”) is extended to 03-31-2016. All other terms and conditions of the Credit Agreement(s) will remain unchanged.

Neither this extension or any subsequent discussions or negotiations between the Bank and you shall be construed as any commitment by the Bank to further extend the maturity date provided for herein.